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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 2004


                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)


                Delaware                    0-25045             34-1877137
                --------                    -------             ----------
    (State or other jurisdiction of       (Commission         (IRS Employer
     incorporation or organization)       File Number)    Identification Number)


   601 Main Street, Wellsville, Ohio         42968            (330) 532-1517
   ---------------------------------         -----            --------------
(Address of principal executive offices)   (Zip Code)    (Registrant's Telephone
                                                                  Number)





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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On January 16, 2004, the registrant issued a press release announcing that the annual meeting of stockholders would be held on April 20, 2004 and the record date for shareholders eligible to vote at the annual meeting was set at February 27, 2004.

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         99  Press release issued on January 16, 2004




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Central Federal Corporation

 Date:  January 16, 2004                    By: /s/ Therese Ann Liutkus
                                                -----------------------------
                                                Therese Ann Liutkus, CPA
                                                Chief Financial Officer